




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





                                DATE OF REPORT:
                                  May 24, 1995




                              SL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)





NEW JERSEY                1-4987                       21-0682685
(State or other           (Commission File             (I.R.S. Employer
jurisdiction or           Number)                      Identification
incorporation)                                         No.)





                                   SUITE 306 C
                              520 FELLOWSHIP ROAD
                             MT. LAUREL, NEW JERSEY                     08054
                    (Address of principal Executive offices)          (Zip Code)



Registrant's telephone number, including area code  (609) 727-1500
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ITEM 2.  DISPOSITION OF ASSETS


         On May 24, 1995, SL Industries, Inc. ("Registrant"), distrubuted all of the shares of its wholly-owned subsidiary, SL LUBE\systems, Inc. ("SL
LUBE"), a New Jersey corporation, to Vesper Corporation ("Vesper"), a
Pennsylvania corporation, in exchange for four hundred thousand (400,000) shares of common stock of the Registrant owned by Vesper. SL LUBE is engaged in the design, assembly and sale of lubrication devices for industrial equipment. The assets of SL LUBE include without limitation accounts receivable, tooling, equipment, work-in-process, finished goods, raw materials and supplies, contracts, goodwill, know-how, and books and records.

         The consideration received by the Registrant was arrived at by arms-length negotiation between the parties, and is intended to qualify as a tax-free distribution by the Registrant.

         James Benenson, a former director of the Registrant until October 12, 1992, beneficially owns all of the capital stock of Arrowhead Holdings, which in turns owns all or substantially all of the capital stock of Vesper. Except for the foregoing, there is no prior material relationship between Vesper and the Registrant, or any of Registrant's affiliates, directors or officers, or any associate of any such director or officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (a)      Not applicable.

                 (b)      Pro Forma Financial Information.

                 The Pro Forma Financial Information required by Article 11 of
Regulation S-X cannot practicably be provided at the time this Report on Form
8-K is filed.  The Pro Forma Financial Information will be filed with the
Securities and Exchange Commission under cover of Form 8-K/A as soon as practicable, but in no event later than 60 days following the date of filing of this Report.
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                 (c)      Exhibits.

                          Exhibit 2.1.     Agreement to Exchange Shares dated
                          May 24, 1995, by and between SL Industries, Inc., and
                          Vesper Corporation.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              SL INDUSTRIES, INC.
                            ---------------------------------
                                 [Registrant]




Dated:  June 6, 1995     By:          /s/ OWEN FARREN
                            ---------------------------------
                                 [Signature]


                         Owen Farren,
                         President and Chief Executive Officer
                         -------------------------------------
                             [Name and Title]
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                               INDEX TO EXHIBITS

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
                 EXHIBIT                                               PAGE
                 -------                                               ----
         Exhibit 2.1.     Agreement to Exchange Shares dated             5
         May 24, 1995, by and between SL Industries, Inc.,
         and Vesper Corporation.